Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Southwest Airlines Co. (the “Company”) for the period ended December 31, 2010, as filed with the Securities and Exchange Commission (the “Report”), Gary C. Kelly, Chairman of the Board, President, & Chief Executive Officer of the Company, and Laura H. Wright, Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 7, 2011

By:	/s/ Gary C. Kelly
Gary C. Kelly
Chairman of the Board, President, & Chief Executive Officer

By:	/s/ Laura H. Wright
Laura H. Wright
Chief Financial Officer